U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of event reported): March 31, 2001

ISA INTERNATIONALE, INC.
(Exact name of registrant as specified in its charter)
Commission File Number:  000-27373

Delaware					41-890229
(State or other jurisdiction of		 (IRS Employer Id. No.)
 incorporation or organization)

P.O. Box 211023
Eagan, MN 55121-2433
(Registrant's mailing address)

(952) 736-0619
(Registrant's telephone number)

Item 5. Other Events:

	On March 29, 2001 ISA Internationale, Inc. and Doubletree
Liquidation
Corporation entered into an agreement whereby Doubletree Liquidation Corporation purchased the asset of 10,982,600 shares of ShoptropolisTV.Com,
Inc common stock.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits:

The following exhibit is filed with this report:
Stock Sale Agreement dated March 29, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2001
ISA INTERNATIONALE, INC.

/s/ Bernard L. Brodkorb, Jr.
President and CEO (acting)




STOCK SALE AGREEMENT

DATE:		March 29,2001

PARTIES:	ISA Internationale, Inc
		A Delaware Corporation  (Seller)
		and
	Doubletree Liquidation Corporation
	A Minnesota Corporation   (Purchaser)


AGREEMENTS:

SECTION 1.  SALE OF STOCK

	The Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, 10,982,600 shares of the $0.01 par value common stock of ShoptropolisTV.Com, Inc., a Minnesota corporation, formerly named Internationale Shopping Alliance, Inc. This stock represents 100% of the outstanding shares of stock of ShoptropolisTV.Com, Inc. and was owned as an asset by the Seller.

SECTION 2.  PURCHASE PRICE

	The purchase price for the stock being purchased under this agreement shall be the amount of $1.00, other good and valuable consideration, and 4,500,000 common shares of ISA Internationale, Inc., a Delaware Corporation, to be conveyed to the Purchaser.

SECTION 3.  PAYMENT OF PURCHASE PRICE

Payment and Transfer of Shares will be at closing.

SECTION 4.  CLOSING

	This sale shall be closed at the office of ISA Internationale, Inc. 1306 Rice Street, St. Paul, Minnesota on March 31, 2001; or at such other place or at such other time as the parties may agree upon in writing.


SECTION 5.  SELLERS' CLOSING DOCUMENTS

	Upon closing of this sale, the Seller shall execute and deliver to the Purchaser the following documents:
	5.1 Stock Certificates. Stock certificates for the stock being purchased under this agreement endorsed by the Seller for transfer to the Purchaser.
	5.2 Resignations. Resignations of all directors, officers, and registered agents of the Corporation ShoptropolisTV.Com, Inc.


SECTION 6.  PURCHASER'S CLOSING DOCUMENTS

None

SECTION 7.  CONDUCT OF BUSINESS PENDING CLOSING

	During the period from the date of the execution of this agreement to the date of the closing of this sale, the Seller shall cause the Corporation to continue to conduct its business in the usual and customary manner in which the Corporation has heretofore conducted such business.

SECTION 8.  SELLER'S REPRESENTATIONS AND WARRANTIES

	The Seller represents and warrants to the Purchaser that:
	8.1 Status of Corporation. The Corporation is duly organized, validly existing, and in good standing under the laws of the state of Minnesota.
	8.2 Corporation Election. The Corporation is a C corporation for federal income tax purposes.
	8.3 Stock. The authorized capital stock of the Corporation consists of 30,000,000 shares of $0.01 par value common stock, 10,982,600 shares of which are issued and outstanding. The Seller is the sole owner of the stock of the Corporation, free and clear of all encumbrances, and has a good right to sell and transfer all such stock to the Purchaser.
	8.4 Financial Statements. The balance sheet and profit and loss statement of the Corporation as of March 29, 2001, which are attached to this agreement as Exhibit E, are complete and correct and fairly present the financial position and results of operation of the Corporation as of the dates and for the periods indicated but have not been certified by an outside independent accounting firm.
	8.5 Adverse Changes. As of closing there will be no material adverse change in the financial condition of the Corporation or in the condition of its assets from that reflected in the Financial Statements except as specifically set forth in this agreement.
	8.6 Liabilities. Except as and to the extent reflected or reserved against in the Financial Statements, the Corporation does not have any material liabilities or obligations of any kind whether accrued, absolute, contingent, or otherwise.
	8.7 Compliance with Law. To the best of the knowledge and belief of the Seller, the Corporation is not in violation of any applicable law, ordinance, regulation, order, or requirement relating to its operations.
	8.8 Actions and Suits. There are no actions, suits, or proceedings pending or threatened against or affecting the Corporation at law or in equity or before or by any federal, state, municipal, or other governmental or nongovernmental department, commission, board, bureau, agency, or instrumentality that can reasonably be expected to result in any adverse change in the business, properties, operations, prospects, or assets of the Corporation or in its condition, financial or otherwise. There are no controversies pending or threatened between the Corporation and any of its employees.
	8.9 Obligations and Contracts. The Corporation is not in default in the payment of any of its obligations and is not in breach of the performance of any contract to which it is a party, except for the payment of approximately $450,000 in trade accounts payable and company obligations under a rental lease agreement for its former facilities in Knoxville, TN.
	8.10 Employees. As of the closing, the Corporation will have no employment contracts that cannot be terminated upon 30 days notice and will not be a party to any collective bargaining agreements, pension, profit sharing, stock option, or other agreement providing for employee remuneration or benefits.


SECTION 9.  WARRANTIES AND REPRESENTATIONS OF
PURCHASER

	The Purchaser warrants and represents to the Seller that:
	9.1 Investment Intention.   The shares being purchased in this
agreement will be used to settle creditor trade accounts payable debts and leasehold obligations of the Seller's subsidiary corporation ShoptropolisTV.Com, Inc.
	9.2 Securities Registration. The Purchaser understands that the stock of the Corporation being purchased has not been registered under the Securities Act of 1933 in reliance upon an exemption from registration. The Purchaser also understands that the stock of the Corporation must be held indefinitely, unless it is later registered under the Securities Act of 1933 or unless an exemption from registration is otherwise available, and that the Corporation has no obligation to register its stock. The Purchaser agrees that the shares of stock of the Corporation purchased under this agreement will not be offered, sold, transferred, pledged, or otherwise disposed of without registration under the Securities Act of 1933 and applicable state securities laws or an opinion of counsel acceptable to the Corporation that such registration is not required.
	9.3 Legend. The Purchaser understands and agrees that the certificate for the shares of stock of the Corporation purchased under this agreement shall bear a legend that the shares shall not be offered, sold, transferred, pledged, or otherwise disposed of without registration under the Securities Act of 1933 and applicable state securities laws or an opinion of counsel acceptable to the Corporation that such registration is not required.


SECTION 10.  SURVIVAL OF WARRANTIES AND
REPRESENTATIONS

	All warranties and representations made in this agreement shall survive the closing of this sale, except that any party to whom a representation or warranty has been made in this agreement shall be deemed to have waived any misrepresentation or breach of representation or warranty of which such party had knowledge before closing.

SECTION 11.  ALLOCATION OF CORPORATION INCOME

	The Seller and the Purchaser agree that the Corporation's items of income, loss, deductions, and credits for the taxable year of the Corporation in which this sale is closed shall be allocated between the Seller and the Purchaser such that all items earned or incurred prior to the closing of this sale shall be allocated to the Seller and all items earned or incurred after the closing of this sale will be allocated to the Purchaser.

SECTION 12. CONVEYANCE OF ISA INTERNATIONALE, INC.
STOCK

	12.1 The Seller conveys to the Purchaser the 4,500,000 shares of its outstanding stock for the express purpose of settlement of all obligations to the trade creditors of ShoptropolisTV.Com. Inc.


SECTION 13.  TRANSFERABILITY

	Prior to the closing of this sale, the Purchaser shall not assign or transfer any interest of the Purchaser under this agreement.


SECTION 14.  MISCELLANEOUS PROVISIONS

	14.1 Binding Effect. The provisions of this agreement shall be binding upon and inure to the benefit of the heirs, personal representatives, successors, and assigns of the parties.
	14.2 Notice. Any notice or other communication required or
permitted to be given under this agreement shall be in writing and shall be mailed by certified mail, return receipt requested, postage prepaid, addressed to the parties at the following addresses:
ISA Internationale, Inc.    Doubletree Liquidation Corporation
C/o Bernard L. Brodkorb, Jr.	C/o Bernard L. Brodkorb, Jr.
1306 Rice St.			1306 Rice St.
St. Paul, MN 55117		St. Paul, MN 55117

	All notices and other communications shall be deemed to be given three days after the date of mailing. The address of a party to which notices or other communications shall be mailed may be changed from time to time by giving written notice to the other parties.
	14.3 Litigation Expense. In the event of a default under this agreement, the defaulting party shall reimburse the non-defaulting party or parties for all costs and expenses reasonably incurred by the non-defaulting party or parties in connection with the default, including without limitation attorney's fees. Additionally, in the event a suit or action is filed to enforce this agreement or with respect to this agreement, the prevailing party or parties shall be reimbursed by the other party for all costs and expenses incurred in connection with the suit or action, including without limitation reasonable attorney's fees at the trial level and on appeal.
	14.4 Waiver. No waiver of any provision of this agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.
	14.5 Applicable Law. This agreement shall be governed by and shall be construed in accordance with the laws of the state of Minnesota.
	14.6 Entire Agreement. This agreement constitutes the entire agreement between the parties pertaining to its subject matter, and it supersedes all prior contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all parties.

ISA Internationale, Inc.
A Delaware Corporation
By:
_________________________
/s/ Bernard L. Brodkorb Jr.
President and CEO (acting)


Doubletree Liquidation Corporation
A Minnesota Corporation

By:
(In their corporate capacities.)
_________________________
/s/ C. J. Newman
Vice President

By
_________________________
/s/ Bernard L. Brodkorb Jr.
President